SUPPLEMENT TO THE CURRENTLY EFFECTIVE SUMMARY PROSPECTUSES, STATUTORY PROSPECTUSES AND STATEMENTS OF ADDITIONAL INFORMATION FOR EACH OF THE LISTED FUNDS

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Xtrackers MSCI South Korea Hedged Equity ETF (DBKO)

Xtrackers FTSE Emerging Comprehensive Factor ETF (DEMG)

Xtrackers Russell 2000 Comprehensive Factor ETF (DESC)

Xtrackers Barclays International Treasury Bond Hedged ETF (IGVT)

Xtrackers Barclays International Corporate Bond Hedged ETF (IFIX)

On October 24, 2019, the Board of Trustees of DBX ETF Trust (the “Trust”), unanimously voted to close and liquidate Xtrackers MSCI South Korea Hedged Equity ETF, Xtrackers FTSE Emerging Comprehensive Factor ETF, Xtrackers Russell 2000 Comprehensive Factor ETF, Xtrackers Barclays International Treasury Bond Hedged ETF, and Xtrackers Barclays International Corporate Bond Hedged ETF (each, a “Liquidating Fund,” and collectively, the “Liquidating Funds”).

Xtrackers Barclays International Treasury Bond Hedged ETF and Xtrackers Barclays International Corporate Bond Hedged ETF are listed on Cboe BZX Exchange, Inc. (“Cboe”). Xtrackers MSCI South Korea Hedged Equity ETF, Xtrackers FTSE Emerging Comprehensive Factor ETF, and Xtrackers Russell 2000 Comprehensive Factor ETF are listed on NYSE Arca, Inc. (“NYSE Arca” and together with Cboe, the “Exchanges”). After the close of business on November 12, 2019, the Liquidating Funds will no longer accept creation orders and the final day of trading on the Exchanges will be November 12, 2019. Proceeds of the liquidation are currently scheduled to be sent to shareholders on or about November 21, 2019.

When a Liquidating Fund commences liquidation of its portfolio securities, the Liquidating Fund may hold cash and securities that may not be consistent with the Liquidating Fund’s investment objective and strategy. During this period, each Liquidating Fund is likely to incur higher tracking error than is typical for the Liquidating Fund. Furthermore, during the time between market open on November 13, 2019 and November 21, 2019, because shares will not be traded on the Exchanges, we cannot assure you that there will be a market for your shares. Relatedly, the Liquidating Funds will not enter into new currency forward contracts following the end of October 2019 and accordingly, as of that time, each Liquidating Fund may no longer provide currency hedged exposure.

Shareholders may sell their holdings of a Liquidating Fund on the relevant Exchange until the market close on November 12, 2019, and may incur typical transaction fees from their broker-dealer. If you still hold shares on November 21, 2019, each Liquidating Fund will automatically redeem your shares for cash at the current net asset value. Shareholders generally will recognize a capital gain or loss on the redemptions. The Liquidating Funds may or may not, depending upon each Liquidating Fund’s circumstances, pay one or more dividends or other distributions prior to or along with the redemption payments. Please consult your personal tax advisor about the potential tax consequences.

Please Retain This Supplement for Future Reference.

October 24, 2019